UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 20, 2003

Key Tronic Corporation

(Exact Name of Registrant as Specified in Charter)

Washington	0-11559	91-0849123
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4424 North Sullivan Road, Spokane, Washington	99216
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (509) 928-8000

(Former Name or Address, if Changed Since Last Report)

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 20, 2003, Key Tronic Corporation issued a press release announcing its financial results for the quarter ended June 28, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K including the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference into any filing of Key Tronic Corporation under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such a filing.

SAFE HARBOR STATEMENT. Statements contained in the Exhibit to this report that state Key Tronic Corporation’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. Key Tronic Corporation’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that Key Tronic Corporation has filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2003.

KEY TRONIC CORPORATION

By:	/s/ RONALD F. KLAWITTER
Ronald F. Klawitter Executive Vice President of Administration and Treasurer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release, dated August 20, 2003